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                                               CONFIDENTIAL TREATMENT REQUESTED

                                  CREDIT AGREEMENT


This Credit Agreement("Agreement") is made and entered into on November 10, 1999, by and between Overland Data, Inc. a corporation, "Borrower" and Imperial Bank, a California banking corporation, ("Bank").

Subject to the terms and conditions of this Agreement, any security agreement(s) executed by Borrower in favor of Bank, any note(s) executed by Borrower in favor of Bank, or any other agreements executed in conjunction therewith (collectively, the "Loan Documents"), Bank shall make the loan(s) and or advance(s) (individually a "Loan" and collectively "Loans") referred to below to Borrower.

In consideration of mutual covenants and conditions hereof, the parties hereto agree as follows:

1.     AMOUNT AND TERMS OF CREDIT


1.01   REVOLVING CREDIT COMMITMENT.

(a) REVOLVING LINE OF CREDIT. Subject to the terms and conditions of this Agreement, provided that no event of default then has occurred and is continuing, Bank shall, upon Borrower's request make advances ("Revolving Loans") to Borrower, for working capital and support of standby letter of credit activity purposes in an amount not to exceed $5,000,000 (the "Revolving Line of Credit") until November 5, 2001 (the "Revolving Line of Credit Maturity Date"). Revolving Loans may be repaid and reborrowed, provided that all outstanding principal and accrued interest on the Revolving Loans shall be payable in full on the Revolving Credit Maturity Date.

(b) REVOLVING NOTE. The interest rate, payment terms, maturity date and certain other terms of the Revolving Loan will be contained in a promissory note dated the date of this agreement, as such may be amended or replaced from time to time.

(c) LETTER OF CREDIT USAGE AND SUBLIMIT. Subject to availability under the Revolving Line of Credit, at any time and from time to time from the date hereof through the banking day immediately prior to the Revolving Line of Credit Maturity Date, Bank shall issue for the account of Borrower such standby and commercial letters of credit ("Letters of Credit") as Borrower may request, which requests shall be made by delivering to Bank a duly executed letter of credit application on Bank's standard form; provided, however, that the outstanding and undrawn amounts under all such Letters of Credit shall be deemed to constitute Revolving Loans for the purpose of calculating availability under the Revolving Line of Credit. Unless agreed to in writing by Bank, no Letter of Credit shall have an expiration date that is later than Ninety days after the Revolving Line of Credit Maturity Date. All Letters of Credit shall be in form and substance acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form application and letter of credit agreement and other agreements required by Bank. Borrower will pay all


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                               CONFIDENTIAL TREATMENT REQUESTED

usual issuance and other fees that Bank notifies Borrower it will be charged for issuing and processing Letters of Credit for Borrower.

(d) BANKERS ACCEPTANCES. Within the Revolving Credit Commitment, Bank will make Bankers Acceptances in minimum increments of $250,000, due not later than ninety days from the date of advance, but in any event not later than ninety days after the Revolving Credit Commitment maturity date, to refinance draws against Bank's Sight Letters of Credit provided, however, that the aggregate amount of such Bankers Acceptances, Letters of Credit, and Revolving Loans outstanding at any one time shall not exceed the Revolving Credit Commitment.

Bankers Acceptances will be discounted at (2.25%) per annum in excess of Bank's announced Bankers Acceptance Rate prevailing on the day the bankers acceptance is created. Discount charges are payable at the time of each advance, and principal is payable at maturity.

1.02      DOCUMENTATION FEE, COSTS AND EXPENSES.   In addition to any other
amounts due, or to become due, concurrently with the execution hereof, Borrower agrees to pay to Bank a documentation fee in the amount of $250.00, and all other costs and expenses incurred by the Bank in the preparation of this Agreement, the other Loan Documents and the perfection of any security interest granted to Bank by Borrower.

1.03 COLLECTION OF PAYMENTS. Borrower authorizes Bank to collect all interest, fees, costs, and/or expenses due under this Agreement by charging Borrower's demand deposit account number *** with Bank, or any other demand deposit account maintained by Borrower with Bank, for the full amount thereof. Should there be insufficient funds in any such demand deposit account to pay all such sums when due, the full amount of such deficiency shall be immediately due and payable by Borrower.

2.     REPRESENTATIONS OF BORROWER

Borrower represents and warrants that:

2.01 EXISTENCE AND RIGHTS. Borrower is a corporation, duly organized and existing and in good standing under the laws of the state of California, which shall survive at least five years beyond the maturity of any Loans hereunder. Borrower is authorized and in good standing to do business in the state of its incorporation; Borrower has the appropriate powers and adequate authority, rights and franchises to own its property and to carry on its business as now conducted, and is duly qualified and in good standing in each state in which the character of the properties owned by it therein or the conduct of its business makes such qualification necessary; and Borrower has the power and adequate authority to make and carry out this Agreement. Borrower has no investment in any other business entity unless specified in writing to Bank.

2.02 AGREEMENT AUTHORIZED. The execution, delivery and performance of this Agreement and the Loan Documents are duly authorized and do not require the consent or approval of any

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
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                                               CONFIDENTIAL TREATMENT REQUESTED

governmental body or other regulatory authority; are not in contravention of or in conflict with any law or regulation or any term or provision of Borrower's articles of incorporation, by-laws, or similar document as the case may be, and this Agreement is the valid, binding and legally enforceable obligation of Borrower in accordance with its terms; subject only to bankruptcy, insolvency or similar laws affecting creditors rights generally.

2.03 NO CONFLICT. The execution, delivery and performance of this Agreement and the Loan Documents are not in contravention of or in conflict with any agreement, indenture or undertaking to which Borrower is a party or by which it or any of its property may be bound or affected, and do not cause any lien, charge or other encumbrance to be created or imposed upon any such property by reason thereof.

2.04 LITIGATION. Except as disclosed in writing to Bank by Borrower, there is no litigation or other proceeding pending or threatened against or affecting Borrower which if determined adversely to Borrower or its interest would have a material adverse effect on the financial condition of Borrower, and Borrower is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental or regulatory authority.

2.05 FINANCIAL CONDITION. The balance sheet of Borrower as of September 30, 1999, and the related profit and loss statement for the three month period ended as of that date, a copy of which has heretofore been delivered to Bank by Borrower, and all other statements and data submitted in writing by Borrower to Bank in connection with this request for credit are true and correct, and said balance sheet truly presents the financial condition of Borrower as of the date thereof, and has been prepared in accordance with generally accepted accounting principles on a basis consistently maintained. Since such date there have been no material adverse changes in the financial condition or business of Borrower. Borrower has no knowledge of any liabilities, contingent or otherwise, at such date not reflected in said balance sheet, and Borrower has not entered into any special commitments or substantial contracts which are not reflected in said balance sheet, other than in the ordinary and normal course of its business, which may have a materially adverse effect upon its financial condition, operations or business as now conducted.

2.06 TITLE TO ASSETS. Borrower has good title to its assets, and the same are not subject to any liens or encumbrances other than those permitted by
Section 5.02 hereof.

2.07 TAX STATUS. Borrower has no liability for any delinquent state, local or federal taxes, and, if Borrower has contracted with any government agency, Borrower has no liability for renegotiation of profits.

2.08 TRADEMARKS, PATENTS. Borrower, as of the date hereof, possesses all necessary trademarks, trade names, copyrights, patents, patent rights, and licenses to conduct its business as now operated, without any known conflict with the valid trademarks, trade names, copyrights, patents and license rights of others.


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                               CONFIDENTIAL TREATMENT REQUESTED

2.09 REGULATION U. None of the proceeds of any Loan shall be used to purchase or carry margin stock (as defined within Regulation U of the Board of Governors of the Federal Reserve system).

2.10 ERISA. All defined benefit pension plans as defined in the Employees Retirement Income Security Act of 1974, as amended ("ERISA"), of Borrower meet, as of the date hereof, the minimum funding standards of Section 302 of ERISA, and no Reportable Event or Prohibited Transaction as defined in ERISA has occurred with respect to any such plan.

2.11 YEAR 2000 COMPLIANCE. Borrower and its subsidiaries, as applicable, have reviewed the areas within their operations and business which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the Year 2000 Problem and have made related appropriate inquiry of material suppliers and vendors, and based on such review and program, the Year 2000 Problem will not have a material adverse effect upon its financial condition, operations or business as now conducted. "Year 2000 Problem" means the possibility that any computer applications or equipment used by Borrower may be unable to recognize and properly perform date sensitive functions involving certain dates prior to and any dates on or after December 31, 1999.

3.     CONDITIONS PRECEDENT TO LOAN

          Prior to Bank being obligated to make any Loan pursuant to this Agreement, Bank must receive all of the following, each of which must be in form and substance satisfactory to Bank:

3.01 PROMISSORY NOTE(S). Original, executed promissory note(s) as applicable.

3.02 ORGANIZATIONAL DOCUMENTS. Copies of the articles of incorporation,or similar document as the case may be, of the Borrower.

3.03 AUTHORIZATIONS. Certified copies of all action taken by any Borrower to authorize the execution, delivery and performance of the Loan Documents.

3.04 GOOD STANDING . Good standing certificates from the appropriate secretary of state of the state in which any Borrower is organized and in each state in which it is required to be qualified to do business.

3.05      This Agreement executed by Borrower.

3.06 ADDITIONAL DOCUMENTS. Such other documents as Bank may reasonably deem necessary.



4.     AFFIRMATIVE COVENANTS OF BORROWER

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                               CONFIDENTIAL TREATMENT REQUESTED

Borrower agrees that so long as it is indebted to Bank, under borrowings, or other indebtedness, or so long as Bank has any obligation to extend credit to Borrower it will, unless Bank shall otherwise consent in writing:

4.01 RIGHTS AND FACILITIES. Maintain and preserve all rights, franchises and other authority adequate for the conduct of its business; maintain its properties, equipment and facilities in good order and repair; conduct its business in an orderly manner without voluntary interruption and, if a corporation or partnership, maintain and preserve its existence.


4.02 INSURANCE. Maintain public liability, property damage and workers' compensation insurance and insurance on all its insurable property against fire and other hazards with responsible insurance carriers to the extent usually maintained by similar businesses and/or in the exercise of good business judgment, and as required by that Agreement to Provide Insurance executed by Borrower, with the Bank to be shown as Lenders Loss Payee on such policies.

4.03 TAXES AND OTHER LIABILITIES. Pay and discharge, before the same become delinquent and before penalties accrue thereon, all taxes, assessments and governmental charges upon or against it or any of its properties, and all its other liabilities at any time existing, except to the extent and so long as:

(a) The same are being contested in good faith and by appropriate proceedings in such manner as not to cause any materially adverse effect upon its financial condition or the loss of any right of redemption from any sale thereunder; and

(b) It shall have set aside on its books reserves (segregated to the extent required by generally accepted accounting practice) deemed by it to be adequate with respect thereto.

4.04 RECORDS AND REPORTS. Maintain a standard and modern system of accounting in accordance with generally accepted accounting principles on a basis consistently maintained; permit Bank's representatives to have access to, and to examine its properties, books and records at all reasonable times and upon reasonable notice during normal business hours; and furnish Bank:

(a) QUARTERLY FINANCIAL STATEMENT. As soon as available, and in any event within Forty- Five (45) days after the close of each quarter, a consolidated balance sheet, profit and loss statement and reconciliation of Borrower's capital balance accounts as of the close of such period and covering operations for the portion of Borrower's fiscal year ending on the last day of such period, all in reasonable detail and reasonably acceptable to Bank, in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower.

(b) ANNUAL FINANCIAL STATEMENT. As soon as available, and in any event within Ninety (90) days after and as of the close of each fiscal year of Borrower, a consolidated report of audit of Company, all in reasonable detail, audited by an independent certified public accountant selected by Borrower and

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                               CONFIDENTIAL TREATMENT REQUESTED

reasonably acceptable to Bank, in accordance with generally accepted accounting principles on a basis consistently maintained by Borrower and certified by an appropriate officer of Borrower;

(c) OFFICER'S CERTIFICATE. Within Forty Five (45) days after the end of each quarter and fiscal year of Borrower, a certificate of the chief financial officer of Borrower, stating that Borrower has performed and observed each and every covenant contained in this Agreement to be performed by it and that no event has occurred and no condition then exists which constitutes an event of default hereunder or would constitute such an event of default upon the lapse of time or upon the giving of notice and the lapse of time specified herein; or, if any such event has occurred or any such condition exists, specifying the nature thereof..

(d) AUDIT REPORTS. Promptly after the receipt thereof by Borrower, copies of any detailed audit reports submitted to Borrower by independent accountants in connection with each annual or interim work on the accounts of Borrower made by such accountants;


(e) STOCKHOLDER, SECURITY AND EXCHANGE COMMISSION STATEMENTS AND REPORTS Promptly after the same are available, copies of all such proxy statements, financial statements and reports as Borrower or any subsidiary shall send to its members or stockholders as appropriate, if any, and copies of all reports which Borrower or any subsidiary may file with the Securities and Exchange Commission.

(f) OTHER INFORMATION. Such other information relating to the affairs of Borrower as the Bank reasonably may request from time to time.

4.05 WORKING CAPITAL. Maintain on a quarterly basis working capital, meaning current assets minus current assets(excluding all amounts due from stockholders, officers and affiliates) minus total current liabilities (including all amounts due to stockholders, officers and affiliates) of not less than Twenty Five Million Dollars ($25,000,000.00).

4.06 QUICK RATIO. Maintain on a quarterly basis a consolidated quick ratio of cash and accounts receivable to current liabilities of at least 1.5 to 1.00.

4.07 TANGIBLE NET WORTH. Maintain on a quarterly basis a consolidated Tangible Net Worth (defined as stockholder's equity less any value for goodwill, trademarks, patents, copyrights, leaseholds, organization expense and other similar intangible items, and any amounts due from stockholders, officers and affiliates) of not less than Thirty Million Dollars ($30,000,000).

4.8 DEBT TO TANGIBLE NET WORTH. Maintain on a quarterly basis a consolidated ratio of total liabilities to Tangible Net Worth (defined as stockholder's equity less any value for goodwill, trademarks, patents, copyrights, leaseholds, organization expense and other similar intangible items, and any amounts due from stockholders, officers and affiliates) of not greater than 1.0 to 1.00.

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                               CONFIDENTIAL TREATMENT REQUESTED

4.09 OUT OF DEBT: The unpaid balance of the Revolving Loans shall be $0 for at least Thirty (30) consecutive days during each calendar year].

4.10 ERISA. Cause all defined benefit pension plans, as defined in ERISA, of Borrower to, at all times, meet the minimum funding standards of Section 302 of ERISA, and ensure that no Reportable Event or Prohibited Transaction, as defined in ERISA, will occur with respect to any such plan.

4.11      LAWS.      At all times comply with, or cause to be complied with, all laws, statutes, rules, regulations, orders and directions of any governmental authority having jurisdiction over Borrower or Borrower's business.

4.12 GAAP. Compliance with all financial covenants shall be calculated based on generally accepted accounting principles applied on a consistent basis as maintained by Borrower.

4.13      YEAR 2000 COMPLIANT.   Borrower shall perform all acts reasonably
necessary to ensure that (a) Borrower and any business in which Borrower holds a substantial interest, and (b) all customers, suppliers and vendors whose compliance is likely to be material to Borrower's business, become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used in this paragraph, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. Borrower shall, immediately upon request, provide to Bank such certifications or other evidence of Borrower's compliance with the terms of this paragraph as Bank may from time to time require.

4.14 OPERATING ACCOUNTS. Maintain all primary accounts and banking relationship with the Bank. Maintain, or cause to be maintained, on deposit with Bank, non-interest bearing demand deposit balances sufficient to compensate Bank for all services provided by Bank. Balances shall be calculated after reduction for the reserve requirement of the Federal Reserve Board and uncollected funds. Any deficiencies shall be charged directly to the Borrower on a monthly basis.

4.15 NOTICES. Promptly notify Bank in writing of (i) the occurrence of any Event of Default hereunder or any event which upon notice and lapse of time would be an Event of Default; (ii) all litigation affecting Borrower where the amount is $100,000 or more; any substantial dispute which may exist between Borrower and any governmental regulatory body or law enforcement authority; any change in Borrower's name or principal place of business; or any other matter which has resulted or might result in a material adverse change in Borrower's financial condition or operations.

5.     NEGATIVE COVENANTS OF BORROWER

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                               CONFIDENTIAL TREATMENT REQUESTED

Borrower agrees that so long as it is indebted to Bank, or so long as Bank has any obligation to extend credit to Borrower, it will not, without Bank's written consent:

5.01 TYPE OF BUSINESS; MANAGEMENT; CHANGE IN CONTROL. Make any substantial change in the character of its business; make any change in its Chief Executive Officer or Chief Financial Officer..

5.02 LIENS AND ENCUMBRANCES. Create, incur, permit to exist, or assume any mortgage, pledge, encumbrance, lien or charge of any kind upon any asset now owned or hereafter acquired by it, other than liens for taxes not delinquent and liens in Bank's favor, except for those already existing as of September 30, 1999.

5.03 LOANS, SECONDARY LIABILITIES. Make any loans or advances to any person or other entity other than in the ordinary and normal course of its business as now conducted or make any investment in the securities of any person or other entity other than the United States Government; or guarantee or otherwise become liable upon the obligation of any person or other entity, except by endorsement of negotiable instruments for deposit or collection in the ordinary and normal course of its business.

5.04 ACQUISITION OR SALE OF BUSINESS; MERGER OR CONSOLIDATION. Purchase or otherwise acquire the assets or business of any person or other entity with an acquisition price in excess of $1,000,000; or liquidate, dissolve, merge or consolidate, or commence any proceedings therefor; or sell any assets except in the ordinary and normal course of its business as now conducted; or sell, lease, assign, or transfer any substantial part of its business or fixed assets, or any property or other assets necessary for the continuance of its business as now conducted, including without limitation the selling of any property or other asset accompanied by the leasing back of the same.


5.05 CAPITAL EXPENDITURES. Make or incur obligations for fixed or capital assets, which includes purchase money indebtedness or capital lease obligations in excess of $1,000,000 in any twelve month period thereafter.

5.06 OPERATING LEASE EXPENDITURES. Make or incur obligations for operating leases for real or personal property in excess of $1,000,000 in any twelve (12) month period thereafter.


6.     EVENTS OF DEFAULT

The occurrence of any of the following events of default ("Events of Default") shall, at Bank's option, terminate Bank's commitment to lend and make all sums of principal and interest then remaining unpaid on all Borrower's indebtedness to Bank immediately due and payable, all without demand, presentment or notice, all of which are hereby expressly waived:

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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                               CONFIDENTIAL TREATMENT REQUESTED

6.01 FAILURE TO PAY. Failure to pay any installment of principal or of interest on any indebtedness of Borrower to Bank within five (5) days of its due date.

6.02 BREACH OF COVENANT. Failure of Borrower to perform any other term or condition of this Agreement or any Loan Document binding upon Borrower.

6.03 BREACH OF WARRANTY. Any of Borrower's representations or warranties made herein or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false or misleading in any respect.

6.04 INSOLVENCY; RECEIVER OR TRUSTEE. Borrower shall become insolvent; or admit its inability to pay its debts as they mature; or make an assignment for the benefit of creditors; or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business.

6.05 JUDGMENTS, ATTACHMENTS. Any money judgment in excess of $100,000, writ or warrant of attachment, or similar process shall be entered or filed against Borrower or any of its assets and shall remain unvacated, unbonded or unstayed for a period of ten (10) days or in any event later than five (5) days prior to the date of any proposed sale thereunder.

6.06 BANKRUPTCY. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower and, if instituted against it, shall not be dismissed within thirty (30) days thereafter.

6.07      CESSATION OF BUSINESS.   Borrower shall voluntarily suspend its
business.

6.08      ADVERSE CHANGE.   Any change which, in the opinion of Bank, is
materially adverse to the financial condition of Borrower or any Guarantor; or should Bank, for any reason, believe that the prospect of Borrower's payment or performance hereunder or under any other agreement or instrument with Bank be impaired.

6.09      OTHER DEFAULTS.   Borrower, shall commit or do or fail to commit or
do any act or thing which would constitute an event of default under any of the terms of any other agreement, document or instrument executed or to be executed by it concerning the obligation to pay money.

6.10 ADVANCES. Notwithstanding anything to the contrary contained herein, Bank shall have no duty to make advances while any event of default exists notwithstanding any cure period provided for herein.

7.     MISCELLANEOUS PROVISIONS

7.01 FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of Bank or any holder of notes issued hereunder, in the exercise of any power, right or privilege hereunder shall operate


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing under this Agreement or any note (s) issued in connection with a Loan that Bank may make hereunder, are cumulative to, and not exclusive of, any rights or remedies otherwise available.

7.02 COUNTERPARTS; ENTIRE AGREEMENT. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement, and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

7.03 ATTORNEY'S FEES. Borrower will pay promptly to Bank without demand after notice, with interest thereon from the date of expenditure at the rate applicable to the Loan, reasonable attorneys' fees and all costs and expenses paid or incurred by Bank in collecting or compromising the Loan after the occurrence of an Event of Default, whether or not suit is filed. If suit is brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees and court costs in addition to any other remedy or recovery awarded by the court.

7.04 ADDITIONAL REMEDIES. The rights, powers and remedies given to Bank hereunder shall be cumulative and not alternative and shall be in addition to all rights, powers and remedies given to Bank by law against Borrower or any other person, including but not limited to Bank's rights of setoff or banker's lien.

7.05 INUREMENT. The benefits of this Agreement shall inure to the successors and assigns of Bank and the permitted successors and assigns of Borrower.

7.06 APPLICABLE LAW. This Agreement and all other agreements and instruments required by Bank in connection therewith shall be governed by and construed according to the laws of the state of California, to the jurisdiction of whose courts the parties hereby agree to submit.

7.07 OFFSET. In addition to and not in limitation of all rights of offset that Bank or other holder of the Loan may have under applicable law, Bank or other holder of any note issued hereunder shall, upon the occurrence of any Event of Default or any event which with the passage of time or notice would constitute such an Event of Default, have the right to appropriate and apply to the payment of the Loan any and all balances, credits, deposits, accounts or monies of Borrower then or thereafter with Bank or other holder, within ten (10) days after the Event of Default, and notice of the occurrence of any Event of Default by Bank to Borrower.

7.08 SEVERABILITY. Should any one or more provisions of the Agreement be determined to be illegal or unenforceable, all other provisions nevertheless shall be effective.

7.09 TIME OF THE ESSENCE. Time is hereby declared to be of the essence of this Agreement and of every part hereof.


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THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT
REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

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                                               CONFIDENTIAL TREATMENT REQUESTED

7.10 ACCOUNTING. All accounting terms shall have the meanings applied under generally accepted accounting principles unless otherwise specified.

7.11      REFERENCE PROVISION.

(a) Other than (i) nonjudicial foreclosure and all matters in connection therewith regarding security interests in real or personal property; or (ii) the appointment of a receiver, or the exercise of other provisional remedies (any and all of which may be initiated pursuant to applicable law), each controversy, dispute or claim between the parties arising out of or relating to this Credit Agreement, any security agreement executed by Borrower in favor of Bank or any note executed by Borrower in favor of Bank or any other agreement or instrument issued in favor of Bank by Borrower (collectively in this Section, the "Agreement") which controversy, dispute or claim is not settled in writing within thirty (30) days after the "CLAIM DATE" (defined as the date on which a party subject to this Agreement gives written notice to all other parties that a controversy, dispute or claim exists), will be settled by a reference proceeding in California in accordance with the provisions of Section 638 ET SEQ. of the California Code of Civil Procedure, or their successor section ("CCP"), which shall constitute the exclusive remedy for the settlement of any controversy, dispute or claim concerning this Agreement, including whether such controversy, dispute or claim is subject to the reference proceeding and except as set forth above, the parties waive their rights to initiate any legal proceedings against each other in any court or jurisdiction other than the Superior Court in the County where the Real Property, if any, is located or Los Angeles County if none (the "COURT"). The referee shall be a retired Judge of the Court selected by mutual agreement of the parties, and if they cannot so agree within forty-five
(45) days after the Claim Date, the referee shall be promptly selected by the Presiding Judge of the Court (or his representative). The referee shall be appointed to sit as a temporary judge, with all of the powers for a temporary judge, as authorized by law, and upon selection should take and subscribe to the oath of office as provided for in Rule 244 of the California Rules of Court (or any subsequently enacted Rule). Each party shall have one peremptory challenge pursuant to CCP Section 170.6. The referee shall (a) be requested to set the matter for hearing within sixty (60) days after the date of selection of the referee and (b) try any and all issues of law or fact and report a statement of decision upon them, if possible, within ninety (90) days of the Claim Date. Any decision rendered by the referee will be final, binding and conclusive and judgment shall be entered pursuant to CCP Section 644 in any court in the state of California having jurisdiction. Any party may apply for a reference proceeding at any time after thirty (30) days following notice to any other party of the nature of the controversy, dispute or claim, by filing a petition for a hearing and/or trial. All discovery permitted by this Agreement shall be completed no later than fifteen (15) days before the first hearing date established by the referee. The referee may extend such period in the event of a party's refusal to provide requested discovery for any reason whatsoever, including, without limitation, legal objections raised to such discovery or unavailability of a witness due to absence or illness. No party shall be entitled to "priority" in conducting discovery. Depositions may be taken by either party upon seven (7) days written notice, and request for production or inspection of documents shall be responded to within ten (10) days after service. All disputes relating to discovery which cannot be resolved by the parties shall be submitted to the referee whose decision shall be final and binding upon the parties. Pending appointment of the referee as provided herein, the Superior Court is empowered to issue temporary and/or provisional remedies, as appropriate.


                                       11

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                               CONFIDENTIAL TREATMENT REQUESTED

(b) Except as expressly set forth in this Agreement, the referee shall determine the manner in which the reference proceeding is conducted including the time and place of all hearings, the order of presentation of evidence, and all other questions that arise with respect to the course of the reference proceeding. All proceedings and hearings conducted before the referee, except for trial, shall be conducted without a court reporter except that when any party so requests, a court reporter will be used at any hearing conducted before the referee. The party making such a request shall have the obligation to arrange for and pay for the court reporter. The costs of the court reporter at the trial shall be borne equally by the parties.

(c) The referee shall be required to determine all issues in accordance with existing case law and the statutory laws of the state of California. The rules of evidence applicable to proceedings at law in the state of California will be applicable to the reference proceeding. The referee shall be empowered to enter equitable as well as legal relief, to provide all temporary and/or provisional remedies and to enter equitable orders that will be binding upon the parties. The referee shall issue a single judgment at the close of the reference proceeding which shall dispose of all of the claims of the parties that are the subject of the reference. The parties hereto expressly reserve the right to contest or appeal from the final judgment or any appealable order or appealable judgment entered by the referee. The parties hereto expressly reserve the right to findings of fact, conclusions of laws, a written statement of decision, and the right to move for a new trial or a different judgment, which new trial, if granted, is also to be a reference proceeding under this provision.

(d) In the event that the enabling legislation which provides for appointment of a referee is repealed (and no successor statute is enacted), any dispute between the parties that would otherwise be determined by the reference procedure herein described will be resolved and determined by arbitration. The arbitration will be conducted by a retired judge of the Court, in accordance with the California Arbitration Act, Section 1280 through Section 1294.2 of the CCP as amended from time to time. The limitations with respect to discovery as set forth hereinabove shall apply to any such arbitration proceeding.

7.12      SURETYSHIP WAIVERS AND CONSENTS.       Each Borrower agrees that it is
jointly and severally, directly, and primarily liable to Bank for payment in full of all obligations under the Loan Documents ("Obligations") and that such liability is independent of the duties, obligations and liabilities of the other Borrower. The Loan Documents are a primary and original obligation of each Borrower, are not the creation of a surety relationship, and are an absolute, unconditional, and continuing promise of payment and performance which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to the Loan Documents. Each Borrower acknowledges that the obligations of such Borrower undertaken herein might be construed to consist, at least in part, of the guaranty of obligations of persons or entities other than such Borrower (including any other Borrower party hereto) and, in full recognition of that fact, each Borrower consents and agrees that the Bank may, at any time and from time to time, without notice or demand, whether before or after any actual or purported termination, repudiation, or revocation of this Agreement by any one or more Borrowers, and without affecting the enforceability or continuing effectiveness hereof as to each Borrower: (a) supplement, restate, modify, amend, increase, decrease, extend, renew, accelerate, or otherwise change the time for payment or the terms of the Obligations or


                                       12

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                               CONFIDENTIAL TREATMENT REQUESTED

any part thereof, including any increase or decrease of the rate(s) of interest thereon; (b) supplement restate, modify, amend, increase, decrease or waive, or enter into or give any agreement, approval, or consent with respect to, the Obligations or any part thereof, or any of the Loan Documents or any additional security or guaranties, or any condition covenant, default, remedy, right, representation or term thereof or thereunder; (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan Documents or the Obligations or any part thereof;
(d) accept partial payments on the Obligations; (e) receive and hold additional security or guaranties for the Obligations or any part hereof; (f) release, reconvey, terminate, waive, abandon, fail to perfect, subordinate, exchange, substitute, transfer, or enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as the Bank in its sole and absolute discretion may determine; (g) release any Person from any personal liability with respect to the Obligations or any part thereof; (h) settle, release on terms satisfactory to the Bank or by operation of applicable laws, or otherwise liquidate or enforce any Obligations and any security therefor or guaranty thereof in any manner, consent to the transfer of any security and bid and purchase at any sale; or
(i) consent to the merger, change, or any other restructuring or termination of the corporate or partnership existence of any Borrower or any other Person, and correspondingly restructure the Obligations, and any such merger, change, restructuring, or termination shall not affect the liability of any Borrower or the continuing effectiveness hereof, or the enforceability hereof with respect to all or any part of the Obligations.

        Upon the occurrence and during the continuance of any Event of Default, the Bank may enforce this Agreement independently as to each Borrower and independently of any other remedy or security the Bank at any time may have or hold in connection with the Obligations, and it shall not be necessary for the Bank to marshal assets in favor of any Borrower or any other Person or to proceed upon or against or exhaust any security or remedy before proceeding to enforce this Agreement. Each Borrower expressly waives any right to require the Bank to marshal assets in favor of any Borrower or any other Person or to proceed against any other Borrower or any Collateral provided by any Person, and agrees that the Bank may proceed against Borrowers or any Collateral in such order as it shall determine in its sole and absolute discretion.

       The Bank may file a separate action or actions against any Borrower, whether action is brought or prosecuted with respect to any security or against any other person, or whether any other person is joined in any such action or actions. Each Borrower agrees that the Bank and any Borrower and any affiliate of any Borrower may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the continuing efficacy of this Agreement.

       The Bank's hereunder shall be reinstated and revived, and the enforceability of this Agreement shall continue, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by the Bank, all as though such amount had not been paid. The rights of the Bank created or granted herein and the enforceability of this Agreement at all times shall remain effective to cover the full amount of all the Obligations even though the Obligations, including any part thereof or any other security or guaranty therefor, may be or hereafter


                                       13

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                               CONFIDENTIAL TREATMENT REQUESTED

may become invalid or otherwise unenforceable as against any Borrower and whether or not any other Borrower shall have any personal liability with respect thereto.

       To the maximum extent permitted by applicable law and to the extent that a Borrower is deemed a guarantor, each Borrower expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of any other Borrower with respect to the Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Obligations or lack of perfection or continuing perfection or failure of priority of any security for the Obligations, (c) the cessation for any cause whatsoever of the liability of any other Borrower (other than by reason of the full payment and performance of all Obligations), (d) any failure of the to marshal assets in favor Bank of any Borrower or any other person, (e) any failure of the Bank to give notice of sale or other disposition of collateral to any Borrower or any other Person or any defect in any notice that may be given in connection with any sale or disposition of collateral, (f) any failure of the Bank to comply with applicable law in connection with the sale or other disposition of any collateral or other security for any Obligation, including any failure of the Bank to conduct a commercially reasonable sale or other disposition of any collateral or other security for any Obligation, (g) any act or omission of the Bank or others that directly or indirectly results in or aids the discharge or release of any Borrower or the Obligations or any security or guaranty therefor by operation of law or otherwise, (h) any law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (i) any failure of the Bank to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (j) the election by the Bank of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy code, (k) any extension of credit or the grant of any lien under
Section 364 of the United States Bankruptcy code, (1) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (n) the avoidance of any lien in favor of the Bank for any reason, or (o) any action taken by the Bank that is authorized by this section or any other provision of any Loan Document. Until such time as all of the Obligations have been fully, finally, and indefeasibly paid in full in cash: (i) each Borrower hereby waives and postpones any right of subrogation it has or may have as against any other Borrower respect to the Obligations; and
(ii) in addition, each borrower also hereby waives and postpones any right to proceed or to seek recourse against or with respect to any property or asset of any other Borrower. Each borrower expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Obligations, and all notices of acceptance of this Agreement or of the existence, creation or incurring of new or additional Obligations.

          In the event that all or any part of the Obligations at any time are secured by any one or more deeds of trust or mortgages or other instruments creating or granting liens on any interests in real property, each Borrower authorizes the Bank, upon the occurrence of and during the continuance of any Event of Default, at its sole option, without notice or demand and without affecting the obligations of any Borrower, the enforceability of this Agreement, or the validity or enforceability of any Liens of the Bank,


                                       14

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                               CONFIDENTIAL TREATMENT REQUESTED

to foreclose any or all of such deeds of trust or mortgages or other instruments by judicial or nonjudicial sale.

       To the fullest extent permitted by applicable law, to the extent that a Borrower is deemed a guarantor, each Borrower expressly waives any defenses to the enforcement of this Agreement or any rights of the Bank created or granted hereby or to the recovery by the Bank against any Borrower or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of Borrowers and may preclude Borrowers from obtaining reimbursement or contribution from other Borrowers. To the fullest extent permitted by applicable law, each Borrower expressly waives any suretyship defenses or benefits that it otherwise might or would have under applicable law. WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS SECTION, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY THE BANK, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR THE OBLIGATIONS, HAS DESTROYED SUCH BORROWER'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE OTHER BORROWERS BY THE OPERATION LAW, INCLUDING BUT NOT LIMITED TO SECTION 580d OF THE CODE OF CIVIL PROCEDURE, OR OTHERWISE.

       Borrower and each of them warrant and agree that each of the waivers and consents set forth herein are made after consultation with legal counsel and with full knowledge of their significance and consequences, with the understanding that events giving rise to any defense or right waived may diminish, destroy or otherwise adversely affect rights which Borrower otherwise may have against any other Borrower, the Bank or others, or against Collateral. If any of the waivers or consents herein are determined to be contrary to any applicable law or public policy, such waivers and consents shall be effective to the maximum extent permitted by law.

7.13 This Agreement may be modified only by a writing signed by all parties hereto.


                                       15

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                               CONFIDENTIAL TREATMENT REQUESTED

This Agreement is executed on behalf of the parties by duly authorized officers as of the date first above written.

IMPERIAL BANK                                    OVERLAND DATA, INC.
("BANK")                                         ("BORROWER")


By: /s/ Tracy M. Fredricks                       By: /s/ Scott McClendon
    Tracy M. Fredricks                               Scott McClendon

    Its: Vice President                              Its: President/CEO


                                                 By: /s/ Vernon A. LoForti
                                                     Vernon A. LoForti

                                                     Its:   Vice President/CFO


                                       16

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                               CONFIDENTIAL TREATMENT REQUESTED

IMPERIAL BANK

MEMBER FDIC

                                   PROMISSORY NOTE

----------------------------------------------------------------------------------------------------------------------------------
            PRINCIPAL      LOAN DATE       MATURITY     LOAN NO.     CALL        COLLATERAL      ACCOUNT   OFFICER      INITIALS
          $5,000,000.00    11-10-1999     11-05-2001      ***                    000             ***        ***
----------------------------------------------------------------------------------------------------------------------------------

     References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
------------------------------------------------------------------------------

BORROWER: OVERLAND DATA, INC.             LENDER:   IMPERIAL BANK
          8975 BALBOA AVENUE                        SAN DIEGO REGIONAL OFFICE
          SAN DIEGO, CA 92123                       701 B STREET, SUITE 600
                                                    SAN DIEGO, CA 92101-8120
==============================================================================

PRINCIPAL AMOUNT: $5,000,000.00      INITIAL RATE: 8.500%
           DATE OF NOTE: NOVEMBER 10, 1999

PROMISE TO PAY. OVERLAND DATA, INC. ("BORROWER") promises to pay to Imperial Bank ("LENDER"), or order, in lawful money of the United States of America, the principal amount of Five Million $ 00/100 Dollars ($5,000,000.00) or so much as may be outstanding, together with interest on the unpaid principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT: Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on November 5, 2001. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning December 5, 1999, and all subsequent interest payments are due on the same day of each month after that. The annual interest rate for this
Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days he principal balance is outstanding. Borrower will pay Lender a Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is the Imperial Bank Prime Rate (the "Index"). The Prime Rate is the rate announced by Lender as its Prime Rate of interest from time to time. Lender will tell Borrower the current index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each day. THE INDEX CURRENTLY IS 8.500%. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE EQUAL TO THE INDEX, RESULTING IN AN INITIAL RATE OF 8.500%.
NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT: MINIMUM INTEREST CHARGE. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. In any event, even upon full prepayment of this Note, Borrower understands that Lender is entitled to A MINIMUM INTEREST CHARGE OF $250.00. Other than borrower's obligation to pay any minimum interest charge, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

LATE CHARGE. If a payment is 10 DAYS OR MORE LATE, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (e) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired. (h) Lender in good faith deems itself insecure.

If any default, other than a default in payment, is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within ten (10) days; or (b) if the cure requires more than ten (10) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon Borrower's failure to pay all amounts declared due pursuant to this section, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this Note to 5.000 percentage points over the index, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). Lender may hire or pay someone else to help collect this
Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF CALIFORNIA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS OF LOS ANGELES COUNTY, THE STATE OF CALIFORNIA. LENDER AND BORROWER HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OF BORROWER AGAINST THE OTHER. (INITIAL HERE SM/VAL) THIS
NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $25.00 if Borrower makes a payment on Borrower's loan and the check or preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorized Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by Borrower or by an authorized person. All oral requests shall be confirmed in writing on the day of the request. All communications, instructions, or directions by telephone or otherwise to Lender are to be directed to Lender's office shown above. The following party or parties are authorized to request advances under the line of credit until Lender receives from Borrower at Lender's address shown above written notice of revocation of their authority: SCOTT MCCLENDON, PRESIDENT/CEO; VERNON A. LOFORTI, VP/CFO; AND MARTIN D. GRAY, SECRETARY. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note: (b) Borrower of any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender; or
(e) Lender in good faith deems itself insecure under this Note or any other agreement between Lender and Borrower.

CREDIT AGREEMENT. This Note is subject to the provisions of the Credit Agreement dated November 10, 1999, and all amendments thereto and replacements therefor.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

OVERLAND DATA, INC.


By: /s/ V.A. LoForti                    By: /s/ Scott McClendon
   ---------------------------             ----------------------------------
   AUTHORIZED OFFICER                      AUTHORIZED OFFICER

=============================================================================

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                               CONFIDENTIAL TREATMENT REQUESTED

--------------------------------------------------------------------------------------------------------------------------------
   PRINCIPAL        LOAN DATE     MATURITY       LOAN NO.        CALL      COLLATERAL     ACCOUNT        OFFICER        INITIALS
$5,000,000.00       11-10-1999    11-05-2001       ***                     000             ***            ***
--------------------------------------------------------------------------------------------------------------------------------

     References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
--------------------------------------------------------------------------------

BORROWER:      OVERLAND DATA, INC.      LENDER:   IMPERIAL BANK
               8975 BALBOA AVENUE                 SAN DIEGO REGIONAL OFFICE
               SAN DIEGO, CA  92123               701 B STREET, SUITE 600
                                                  SAN DIEGO, CA 92101-8120
================================================================================

I, the undersigned Secretary or Assistant Secretary of OVERLAND DATA, INC. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of California as a corporation for profit, with its principal office at 8975 BALBOA AVENUE, SAN DIEGO, CA 92123, and is duly authorized to transact business in the State of California.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on November 8, 1999, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that any two (2) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

     NAMES                         POSITIONS           ACTUAL SIGNATURES
     -----                         ---------           -----------------

     SCOTT MCCLENDON               PRESIDENT/CEO       X /s/ Scott McClendon
                                                        ------------------------

     VERNON A. LOFORTI             VP/CFO, SECRETARY   X /s/ Vernon A. Loforti
                                                        ------------------------

     MARTIN D. GRAY                ASST. SECRETARY/    X /s/ Martin D. Gray
                                   VP/CTO               ------------------------

acting for and on behalf of the Corporation and as its act and deed be, and they hereby are, authorized and empowered:

     BORROW MONEY. To borrow from time to time from Imperial Bank ("Lender"), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in their judgment should be borrowed; however, not exceeding at any one time the amount of Five Million Three Hundred Thousand & 00/100 Dollars ($5,300,000.00). In addition to such sum or sums of money as may be currently borrowed by the Corporation from Lender.

     EXECUTE NOTES. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accommodations of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

     GRANT SECURITY. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

     EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be required by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

     NEGOTIATE ITEMS. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

     FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as they may in their discretion deem reasonable necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons currently are authorized to request advances and authorize payments under the line of credit until Lender receives written notice of revocation of their authority: SCOTT MCCLENDON, PRESIDENT/CEO; VERNON A. LOFORTI, VP/CFO; and MARTIN D. GRAY, SECRETARY.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or
(f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of the Corporation will take effect until after Lender has been notified.

SIGNATURE AUTHORIZATION. An exhibit titled "SIGNATURE AUTHORIZATION" is attached to this Resolution and by this reference is made a part of this Resolution just as if all the provisions, terms and conditions of the Exhibit had been fully set forth in this Resolution.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and affect and have not been modified or revoked in any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal is affixed to this certificate.

IN TESTIMONY WHEREOF, I HAVE HEREUNTO SET MY HAND ON NOVEMBER 10, 1999 AND ATTEST THAT THE SIGNATURES SET OPPOSITE THE NAMES LISTED ABOVE ARE THEIR GENUINE SIGNATURES.


                                             CERTIFIED TO AND ATTESTED BY:

                                             X /s/ Martin D. Gray
                                              ----------------------------------

                                             X /s/ Vernon A. Loforti
                                              ----------------------------------

NOTE: In case the Secretary or other certifying officer is designated by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                               CONFIDENTIAL TREATMENT REQUESTED

               =================================================================

BORROWER:      OVERLAND DATA, INC.      LENDER:   IMPERIAL BANK
               8975 BALBOA AVENUE                 SAN DIEGO REGIONAL OFFICE
               SAN DIEGO, CA  92123               701 B STREET, SUITE 600
                                                  SAN DIEGO, CA 92101-8120

               =================================================================

THIS SIGNATURE AUTHORIZATION IS ATTACHED TO AND BY THIS REFERENCE IS MADE A PART OF EACH BORROWING RESOLUTION, DATED NOVEMBER 10, 1999, AND EXECUTED IN CONNECTION WITH A LOAN OR OTHER FINANCIAL ACCOMMODATIONS BETWEEN IMPERIAL BANK AND OVERLAND DATA, INC..

The individuals named below, any one acting alone, are hereby authorized and appointed for and on behalf of Borrower from time to time to do any of the following:

(1) To request advances of credit under the Agreement and to effect repayment of any credit outstanding under the Agreement;

(2) To execute and deliver assignments, borrowing certificates, instruments, schedules, reports, invoices, bills, shipping documents and such other documents or certificates as may be necessary or appropriate under the Agreement or any other agreement or instrument relating thereto or delivered in connection therewith;

(3) To transfer and endorse to Bank in payment of Borrower's obligations to Bank any checks, drafts, notes or other instruments payable to Borrower; and

(4) To do or perform any and all other acts or matters in any way relating to any or all of the foregoing.

The undersigned individuals each further certifies that the specimen signatures below are the genuine signatures of the individuals designated herein and that their signatures shall be binding on Borrower until Bank receives written notice of termination of the authority of any such designated individuals.

Signature:  /s/ Scott McClendon
          -----------------------------------

Name:  Scott McClendon
     ----------------------------------------

Signature:  /s/ V.A. LoForti
          -----------------------------------

Name:  V.A. LoForti
     ----------------------------------------    THIS SECTION IS FOR INDIVIDUALS
                                                 AUTHORIZED TO PERFORM ITEMS
Signature:  /s/ Martin D. Gray                   1 THROUGH 4 MENTIONED ABOVE.
          -----------------------------------
                                                 NAMES & SIGNATURES
Name:  Martin D. Gray
     ----------------------------------------

Signature:
          -----------------------------------

Name:
     ----------------------------------------


THIS SIGNATURE AUTHORIZATION IS EXECUTED ON NOVEMBER 10, 1999.

BORROWER:

OVERLAND DATA, INC.

By:  /s/ V.A. LoForti
   ------------------------------------------
   AUTHORIZED OFFICER

By:  /s/ Scott McClendon
   ------------------------------------------
   AUTHORIZED OFFICER


LENDER:

Imperial Bank

By:
   ------------------------------------------
   Authorized Officer

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                               CONFIDENTIAL TREATMENT REQUESTED

     [LOGO]
    IMPERIAL BANK

     Member FDIC

          DISBURSEMENT REQUEST AND AUTHORIZATION

---------------------------------------------------------------------------------------------------------
    Principal      Loan Date    Maturity     Loan No     Call   Collateral   Account   Officer  Initials
  $5,000,000.00    11-10-1999  11-05-2001    ***                 000          ***       ***
---------------------------------------------------------------------------------------------------------

    References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
-------------------------------------------------------------------------------

BORROWER:  OVERLAND DATA, INC.              LENDER:  Imperial Bank
           8975 BALBOA AVENUE                        San Diego Regional Office
           SAN DIEGO, CA 92123                       701 B Street, Suite 600
                                                     San Diego, CA 92101-8120
===============================================================================

LOAN TYPE. This is a Variable Rate (at Imperial Bank Prime Rate, making an initial rate of 8.500%). Revolving Line of Credit Loan to a Corporation for $5,000,000.00 due on November 5, 2001.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for (please initial):
        / / ________ Personal, Family, or Household Purposes or Personal
                     Investment.
        /X/  VAL     Business (Including Real Estate Investment).
            --------
            [ILLEGIBLE]
SPECIFIC PURPOSE. The specific purpose of this loan is: RENEW LINE ORIGINALLY FOR WORKING CAPITAL AND SUPPORT LETTER OF CREDIT ACTIVITY.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $5,000,000.00 as follows:

             AMOUNT PAID TO BORROWER DIRECTLY:                   $5,000,000.00
               $5,000,000.00 Deposited to Account # ***          --------------

             NOTE PRINCIPAL:                                     $5,000,000.00

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:

             PREPAID FINANCE CHARGES PAID IN CASH:
                 $250.00 Documentation Fee                            $250.00
                                                                ---------------
             TOTAL CHARGES PAID IN CASH:                              $250.00

DISBURSEMENT PROVISION. *or by Cashier's Checks or by wire transfers when advances are requested.

INTERNATIONAL SUB-LIMITS. Subject to conditions and limitations as specified in the Credit Agreement dated November 10, 1999, as it may be revised from time to time. Proceeds are to be available and applied as required for International transactions.

AUTOMATIC PAYMENTS. Borrower hereby authorizes Lender automatically to deduct from Borrower's account numbered *** the amount of any loan payment.
If the funds in the account are insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED NOVEMBER 10, 1999.

BORROWER:

OVERLAND DATA, INC.

By: /s/ V.A. LoForti                           By: /s/ Scott McClendon
   ---------------------------------           --------------------------------
   AUTHORIZED OFFICER                          AUTHORIZED OFFICER
===============================================================================

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH A *** AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.